Exhibit 10.25.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND GUARANTY, dated as of March 22, 2023 (this “Amendment”), by and among ADMA BIOLOGICS, INC., a Delaware corporation (the “Borrower”), the other Credit Parties party hereto, the lenders party hereto (the “Lenders”) and HAYFIN SERVICES LLP, as administrative agent for the Lenders hereunder (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

WHEREAS, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto, as guarantors, the Lenders from time to time party thereto and the Agent are party to that certain Credit Agreement and Guaranty, dated as of March 23, 2022 (the “Existing Credit Agreement”, as amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Lenders have agreed, to amend certain provisions of the Existing Credit Agreement as set forth herein in accordance with Section 11.1 thereof.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.          Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

ARTICLE II

Amendments to the Existing Credit Agreement

SECTION 2.1.          As of the First Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)          The definition of “Delayed Draw Commitment Expiration Date” in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Delayed Draw Commitment Expiration Date” means June 30, 2023.”.

(b)          Section 7.1(d) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c)         “(d)          as soon as available and in any event within sixty (60) days after the end of each Fiscal Year (or, with respect to the Fiscal Year ended December 31, 2022, upon written request by the Agent, e-mail being sufficient (acting on its own or at the request of the Majority Lenders) within fifteen (15) business days following such request), an annual budget, a business plan and financial forecasts of the Borrower and its Subsidiaries for the then-current Fiscal Year of the Borrower, in form and substance as approved by the board of directors (or equivalent) of the Borrower, which shall include a projection of income and a projected cash flow statement for each Fiscal Quarter in such Fiscal Year and a projected balance sheet as of the end of each Fiscal Quarter in such Fiscal Year, in each case prepared in reasonable detail, with appropriate presentation and discussion (in reasonable detail) of the principal assumptions upon which such budgets and projections are based, which shall be accompanied by the statement of an Authorized Officer of the Borrower to the effect that such budget and projections are based on reasonable and good faith estimates and assumptions made by the management of the Borrower for the respective periods covered thereby;”.

SECTION 2.2.          Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Credit Parties and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agent or the Lenders to thereafter demand, or the obligation of the Credit Parties to perform in, strict compliance therewith. The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any of them.

ARTICLE III

Representations and Warranties

SECTION 3.1.         Each Credit Party hereby represents and warrants to the Agent and the Lenders that, as of the First Amendment Effective Date, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of such day (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representations and warranties that are by their terms qualified by materiality, Material Adverse Effect or similar qualification shall be true and correct in all respects.

SECTION 3.2.          Each Credit Party hereby represents and warrants to the Agent and the Lenders that:

(a)          it has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(b)         this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

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(c)         no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment;

(d)         the Security Agreement, the Copyright Security Agreement, the Patent Security Agreement, the Trademark Security Agreement and any other security documents (collectively, the “Security Documents”) continue to create a valid security interest in, and Lien upon, the Collateral (as defined in the respective Security Document), in favor of the Collateral Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens; and

(e)         except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

SECTION 3.3.          All of the conditions set forth in Article IV have been satisfied.

ARTICLE IV

Conditions

SECTION 4.1.        This Amendment shall become effective upon the satisfaction of the following conditions (the date upon which each such condition has been satisfied in full or waived by the Agent in its sole discretion, the “First Amendment Effective Date”):

(a)          This Amendment.  The execution and delivery of this Amendment by each Credit Party, each Lender and the Agent.

(b)       Fees, Expenses, Etc.  The Agent shall have received for its own account and for the account of the Lenders and all fees, costs and expenses due and payable pursuant to Section 11.3 of the Credit Agreement or any other Loan Documents, including all closing costs and fees and all unpaid reasonable expenses of the Agent and the Lenders incurred in connection with the transactions contemplated hereby (including the Agent’s legal fees and expenses).

ARTICLE V

Schedules

SECTION 5.1.         The following Schedules to the Existing Credit Agreement are hereby deleted and replaced with the applicable Schedules attached hereto: Schedule 6.15(a), Schedule 6.17, Schedule 6.19(a), and Schedule 6.25.

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ARTICLE VI

Miscellaneous

SECTION 6.1.      Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  THIS AMENDMENT AND THE LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT HERETO AND THERETO.

SECTION 6.2.          Severability Clause.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 6.3.         Ratification and Reaffirmation.  Except as expressly amended hereby, each of the Credit Agreement and the Fee Letter is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  Each Credit Party hereby consents to this Amendment, agrees that this Amendment shall form a part of the Credit Agreement and the Fee Letter for all purposes and acknowledges that each of the other Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  Each Credit Party as borrower, debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations or any other obligation or covenant of the Credit Parties under the Loan Documents.  Except as specifically set forth herein, the Agent and the Lenders reserve all of their respective rights and remedies under the Credit Agreement and the other Loan Documents.

SECTION 6.4.       Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

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SECTION 6.5.         Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

SECTION 6.6.         Effectiveness.  This Amendment shall become effective when counterparts hereof executed on behalf of the Credit Parties and the Lenders shall have been received by the Agent.

SECTION 6.7.          Electronic Signatures.  Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.  Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or “pdf” signature) hereto or to any other certificate, agreement or document related hereto or the transactions contemplated hereby, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

SECTION 6.8.        Release.  Each Credit Party hereby unconditionally and irrevocably acquits and fully and forever releases and discharges the Agent, the Lenders and all their respective affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders and its respective heirs, legal representatives, successors and permitted assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such party hereto ever had or now has against any of the Releasees and which has arisen at any time prior to the date hereof directly out of this Amendment, the Credit Agreement or the other Loan Documents or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”) (but in each case referred to in this Section 6.8, excluding any claims, demands, causes of actions, obligations, remedies, suits, damages or liabilities to the extent same occurred by reason of the gross negligence, bad faith or willful misconduct of the Releasee to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)).  Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

ADMA BIOLOGICS, INC.

By	/s/ Brian Lenz
Name: Brian Lenz
Title: Executive Vice President, Chief Financial Officer, and Secretary

SUBSIDIARY GUARANTORS:

ADMA BIOMANUFACTURING, LLC

By	/s/ Brian Lenz
Name:	Brian Lenz
Title:	Vice President, Chief Financial Officer

ADMA PLASMA BIOLOGICS, INC.

By	/s/ Brian Lenz
Name:	Brian Lenz
Title:	Vice President, Chief Financial Officer

ADMA BIOCENTERS GEORGIA INC.

By	/s/ Brian Lenz
Name:	Brian Lenz
Title:	Vice President, Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement and Guaranty]

AGENT:

HAYFIN SERVICES LLP

By	/s/ Vikas Mehta
Authorised Signatory

[Signature Page to Amendment No. 1 to Credit Agreement and Guaranty]

LENDERS:

Signed for and on behalf of Hayfin Healthcare Opportunities LuxCo S.à r.l.

/s/ Lina Kavoliune
Name: Lina Kavoliune
Position: Manager

/s/ Diana Kon Kam King
Name: Diana Kon Kam King
Position: Manager

Signed for and on behalf of Hayfin SOF III LuxCo S.à.r.l.

/s/ Lina Kavoliune
Name: Lina Kavoliune
Position: Manager

/s/ Diana Kon Kam King
Name: Diana Kon Kam King
Position: Manager

Signed for and on behalf of Hayfin Chief LuxCo S.à.r.l.

/s/ Lina Kavoliune
Name: Lina Kavoliune
Position: Manager

/s/ Diana Kon Kam King
Name: Diana Kon Kam King
Position: Manager

Signed for and on behalf of Hayfin Big Cypress LuxCo S.à.r.l.

/s/ Lina Kavoliune
Name: Lina Kavoliune
Position: Manager

/s/ Emmanuel Mougeolle
Name: Emmanuel Mougeolle
Position: Manager

[Signature Page to Amendment No. 1 to Credit Agreement and Guaranty]

Signed for and on behalf of SunHay LuxCo S.à.r.l.

/s/ Lina Kavoliune
Name: Lina Kavoliune
Position: Manager

/s/ Diana Kon Kam King
Name: Diana Kon Kam King
Position: Manager

Signed for and on behalf of Hayfin Opal 2020 (A) LP, acting by its manager Hayfin Management Limited

/s/ Joshua Gallitano
Name: Joshua Gallitano
Position: Authorised Signatory

Signed for and on behalf of Hayfin Opal 2020 (B) LP, acting by its manager Hayfin Management Limited

/s/ Joshua Gallitano
Name: Joshua Gallitano
Position: Authorised Signatory

Signed for and on behalf of Hayfin Hamilton LuxCo S.à.r.l.

/s/ Lina Kavoliune
Name: Lina Kavoliune
Position: Manager

/s/ Diana Kon Kam King
Name: Diana Kon Kam King
Position: Manager

[Signature Page to Amendment No. 1 to Credit Agreement and Guaranty]

PANTHEON GLOBAL PRIVATE CREDIT HO FUND, L.P.

By: Pantheon Global Private Credit GT GP, LLC, its general partner
By: Pantheon Ventures Inc., its sole member

/s/ Rakesh Jain
Name: Rakesh Jain
Position: Authorized Signatory

PANTHEON GLOBAL PRIVATE CREDIT GT FUND, L.P.

By: Pantheon Global Private Credit HO GP, LLC, its general partner
By: Pantheon Ventures Inc., its sole member

/s/ Rakesh Jain
Name: Rakesh Jain
Position: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement and Guaranty]